UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2026, Smith Micro Software, Inc. (the “Company”, “we,” “us,” “our”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Buyers”) and, pursuant to the Purchase Agreement, agreed to sell to the Buyers a new series of secured convertible notes (the “Convertible Notes”) with an aggregate original principal amount of approximately $4.9 million and an initial conversion price of $0.68 per share, subject to adjustment as described in the Convertible Notes, and warrants to acquire up to an aggregate amount of approximately 9.4 million additional shares of the Company’s common stock (the “Warrants”) in transactions exempt from registration as not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder (the “Offering”) and in reliance on similar exemptions under applicable state laws. The Warrants will be exercisable at any time beginning six months following their original issuance and will expire five years after the initial exercise date. There is no established public trading market for the Warrants, and we do not intend to list the Warrants on any national securities exchange or nationally recognized trading system.

The Purchase Agreement contained certain representations and warranties, covenants, and indemnities customary for similar transactions. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties.

The Smith Living Trust, for which William W. Smith, Jr., the Company’s Chairman of the Board, President and Chief Executive Officer, and his wife, Dieva L. Smith serve as co-trustees, and Timothy C. Huffmyer, the Company’s Chief Operating Officer, Chief Financial Officer and Treasurer, are among the Buyers in the Offering. Each of the Buyers in the Offering represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The Company has agreed to use the proceeds of the Offering (i) to repay in full the principal and interest outstanding under those certain notes due on March 31, 2026 in the aggregate amount of up to $2.2 million (the “Existing Notes”) plus any additional interest amounts that may accrue in connection with the extension of the maturity date under the Existing Notes; provided that certain of the Buyers hereunder have agreed to reinvest an aggregate of approximately $0.9 million of such repayment of principal and interest in the Offering, and (ii) for general corporate purposes.

The Offering was approved by the Company’s Board of Directors and the Company’s Audit Committee. The Offering is expected to close on or about March 6, 2026, subject to customary closing conditions. The aggregate gross proceeds from the Offering are expected to be approximately $4.9 million, before deducting offering expenses payable by the Company.

Convertible Notes

Payment

The Convertible Notes will mature on March 31, 2029; however, this date may be extended at the option of the holder (the “Maturity Date”). The Convertible Notes are payable in equal monthly installments of approximately $7,000 per each $1,000,000 of principal outstanding beginning on May 1, 2026 and ending on the Maturity Date. Installment amounts shall be applied first to accrued interest under the Convertible Notes, with any amounts in excess of accrued interest being applied to outstanding principal. The Company will not be required to pay any installment amount to the extent such amount is less than one thousand dollars ($1,000). In such event, the Company may defer payment to the holder until the next applicable installment date, provided that (i) at such time the accrued installment amount due on such date is at least one thousand dollars ($1,000) and (ii) principal remains outstanding for the purposes of accruing interest. The Company will be permitted to prepay the outstanding principal and accrued or unpaid interest upon not less than thirty (30) days prior written notice to the holder.

Interest

The Convertible Notes will accrue interest at the rate of eight percent (8.0%) per annum, which will be payable in full upon the Maturity Date. Upon the occurrence and during the continuance of an Event of Default (as defined in the Convertible Notes), the Convertible Notes will accrue interest at the rate of twelve percent (12.0%) per annum.

Conversion

At any time after the six-month anniversary of the issuance of the Convertible Notes, each Convertible Note will be convertible, at the option of the holder, into shares of our common stock at an initial conversion price equal to $0.68. The conversion price will be subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization, or other similar transactions. All Conversion Amounts (as defined in the Convertible Notes), regardless of when they are accrued or payable will be applied in reverse chronological order toward the payment of principal (and then accrued but unpaid interest), starting with any such payment due on the Maturity Date and working backward to each prior installment date. Such amounts will be credited against the aggregate amount owed by the Company to the holder on the Maturity Date (or applicable installment date), and the Company will be obligated to continue to make monthly installment payments, when due, for any remaining balance of the Convertible Note that was not converted.

Limitations

Notwithstanding the foregoing, our ability to settle conversions is subject to certain limitations set forth in the Convertible Notes, including a beneficial ownership limitation of 19.99% (or 49.99% solely in the case of Smith Living Trust) of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Convertible Notes or Warrants.

Events of Default

The Convertible Notes include certain customary Events of Default, including, among other things, the failure to file and maintain the effectiveness of the Registration Statement (as defined below) covering the resale of the holder’s registrable securities, a suspension from trading of the Company’s common stock for a period of five (5) consecutive trading days, the Company’s failure to pay any amounts due to holders of the Convertible Notes when due, and the occurrence of certain bankruptcy, insolvency, or reorganization proceedings. In connection with a bankruptcy-related Event of Default, subject to waiver by the holder, the Company will be required to immediately pay to the holder an amount in cash equal to all outstanding principal and accrued and unpaid interest on the Convertible Note.

Fundamental Transactions and Change of Control

Immediately prior to or concurrent with certain “Fundamental Transactions” (as defined in the Convertible Notes) and subject to waiver of this right by each holder, we have agreed to pay in full all amounts owed to each holder under the Convertible Notes. Upon such payment, the convertible Note will automatically be deemed to be cancelled. Additionally, we have agreed to provide notice to each holder at least ten (10) days but no sooner than twenty (20) days prior to the consummation of a “Change of Control” (as defined in the Convertible Notes) of the Company, provided that such notice will not be provided prior to any public announcement of the Change of Control.

Security Interest

The Convertible Notes are secured by a security interest in certain assets of the Company, including accounts receivable, other monies due and the proceeds thereof, in favor of the Smith Living Trust, in its capacity as collateral agent as set forth in the Purchase Agreement.

Registration Rights

The Convertible Notes, the shares of common stock issuable upon conversion of the Convertible Notes (the “Conversion Shares”) and the shares of common stock issuable upon exercise of the Warrants (the “Warrant Shares”) have not been registered under the Securities Act. Pursuant to the Purchase Agreement, the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Conversion Shares and the Warrant Shares. The Company is required to file the Registration Statement within 180 days of the closing of the Offering and to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC within 60 days of the filing thereof (unless the Registration Statement is reviewed by the SEC, in which case such period shall be 90 days).

The foregoing is only a summary of the material terms of the Purchase Agreement, the Convertible Notes, the Warrants, and the other transaction documents, and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the form of the Purchase Agreement, the Convertible Notes, and the Warrants are qualified in their entirety by reference to the full text of the form of each such agreement, which are attached hereto as Exhibits 10.1, 10.2, and 4.1, respectively, and incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing summary and the exhibits hereto also are not intended to modify or supplement any disclosures about the Company in its reports filed with the SEC. In particular, the agreements and the related summary are not intended to be, and should not be relied upon, as disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The agreements contain representations and warranties by the Company, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the agreements were made solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the contracting parties, including being subject to confidential disclosures that may modify, qualify or create exceptions to such representations and warranties; may be made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the agreements are filed with this report only to provide investors with information regarding the terms of the transactions contemplated thereby, and not to provide investors with any other factual information regarding the Company. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Item 1.02 Termination of a Material Definitive Agreement

As set forth in Item 1.01 of this Current Report on Form 8-K, pursuant to the Purchase Agreement, the Company has agreed to use the proceeds of the Offering to repay in full the principal and interest outstanding under those certain notes due on March 31, 2026 in the aggregate amount of up to $2.2 million (the “Existing Notes”) plus any additional interest amounts that may accrue in connection with the extension of the maturity date under the Existing Notes; provided that certain of the Buyers hereunder have agreed to reinvest an aggregate of approximately $0.9 million of such repayment of principal and interest in the Offering. The Existing Notes are expected to be cancelled upon such repayment.

Item 2.02 Results of Operations and Financial Condition

On March 4, 2026, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2025. A copy of the press release is hereby furnished to the SEC as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Item 3.02 Unregistered Sales of Equity Securities

The matters described in Item 1.01 of this Current Report on Form 8-K related to the Offering are incorporated herein by reference. The Company intends to rely upon the exemptions from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder for transactions not involving a public offering in connection with the issuance of the securities in the Offering described in Item 1.01 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2026, the Company’s Board of Directors approved the following appointments, each effective as of the close of business on March 31, 2026:

-     William W. Smith, Jr., age 78, as Executive Chairman;
-     Timothy C. Huffmyer, age 52, as President and Chief Executive Officer; and
-     Bethany M. Braund, age 38, as Chief Financial Officer and Treasurer.

In his capacity as Executive Chairman, Mr. Smith will remain an employee of the Company. In his capacity as President and Chief Executive Officer, Mr. Huffmyer will succeed Mr. Smith as the Company’s principal executive officer. In her capacity as Chief Financial Officer and Treasurer, Ms. Braund will succeed Mr. Huffmyer as the Company’s principal financial officer and principal accounting officer.

Since June 2025, Mr. Huffmyer has served the Company as its Chief Operating Officer, Chief Financial Officer and Treasurer. Prior to this role, Mr. Huffmyer served as Chief Financial Officer of Urgent.ly Inc., a leading connected mobility assistance software platform provider, since September 2021. From June 2017 to September 2021, Mr. Huffmyer served as the Company’s Vice President and Chief Financial Officer. Earlier in his career, Mr. Huffmyer served in succeeding roles at Black Box Corporation, an IT solutions company, from January 2008 to June 2017, including Vice President, Chief Financial Officer and Treasurer and Director of Finance. Mr. Huffmyer earned a Bachelor of Arts degree in Accounting from Michigan State University.

There are no arrangements or understandings between Mr. Huffmyer and any other persons pursuant to which Mr. Huffmyer was selected as the President and Chief Executive Officer of the Company. There are no family relationships between Mr. Huffmyer and any director or executive officer of the Company.

Effective September 11, 2025, the Company entered into a note purchase agreement with Mr. Huffmyer, pursuant to which Mr. Huffmyer agreed to loan the Company an amount not to exceed $90,000 in return for one or more secured promissory notes and accompanying unregistered common stock purchase warrants, which warrants are currently exercisable for 119,760 shares at an exercise price of $0.73 per share, provided that such warrants are subject to certain anti-dilution adjustments upon and subject to approval from the Company’s stockholders in accordance with Nasdaq Listing Rule 5635. The Company and Huffmyer completed a closing of the foregoing transactions on September 17, 2025. The gross proceeds to the Company from the closing with Huffmyer totaled approximately $100,000 (comprised of approximately $85,030 as a loan and approximately $14,970 for the purchase of the accompanying warrants), in each case, before deducting transaction expenses payable by the Company. Furthermore, the information set forth under Item 1.01 concerning Mr. Huffmyer’s participation in the Offering is incorporated into this Item 5.02 by reference, to the extent required by Item 404(a) of Regulation S-K promulgated under the Exchange Act. Except as set forth above, Mr. Huffmyer has no other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such other transactions currently proposed.

Since November 2021, Ms. Braund has served the Company in increasing areas of responsibility, most recently serving as Senior Director Financial Reporting. Prior to joining the Company, Ms. Braund served in advancing roles at Ernst & Young, LLP from August 2010 through November 2021 within the assurance service line. Ms. Braund earned a Bachelor of Science degree in Accounting (summa cum laude) from College of Charleston and a Master of Science degree in Accountancy (magna cum laude) from the University of Notre Dame and is a certified public accountant. There are no arrangements or understandings between Ms. Braund and any other persons pursuant to which Ms. Braund was selected as the Chief Financial Officer and Treasurer of the Company. There are no family relationships between Ms. Braund and any director or executive officer of the Company, and Ms. Braund has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such transactions currently proposed.

In connection with the promotions of Mr. Huffmyer and Ms. Braund, Mr. Huffmyer’s base salary will be increased to $425,000 and Ms. Braund’s base salary will be increased to $250,000, reflecting in each case their new position and responsibilities; provided that the Company’s executive team is currently subject to a 10% reduction in salaries pending certain improvements in the Company’s financial condition, and Mr. Huffmyer’s and Ms. Braund’s respective salaries will also be subject to such 10% reduction for so long as it is in place. Upon the effective date of her appointment, Ms. Braund will receive a fully vested grant of 20,000 shares of Company common stock under the terms of the Company’s equity plan.

Notwithstanding the suspension of the Company’s current cash bonus and equity grant programs for executives, the Compensation Committee and the Board have approved target bonus and equity grant levels for Mr. Huffmyer and Ms. Braund should these programs be reinstated, subject to the terms and conditions of the applicable plan and individual performance metrics. These target amounts do not currently constitute a guaranteed entitlement but represent the anticipated bonus and equity award levels upon program reinstatement.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated into this Item 7.01 by reference. On March 4, 2026, the Company issued press releases announcing the Offering and the management changes described in Item 5.02 above, respectively. Copies of each press release are hereby furnished to the SEC as Exhibits 99.2 and 99.3 and are incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1, 99.2, and 99.3 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any Company filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the press release contain forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects, or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K and the press release are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.1	Form of Warrant

10.1*	Form of Securities Purchase Agreement

10.2	Form of Secured Convertible Note

99.1	Press Release dated March 4, 2026

99.2	Press Release dated March 4, 2026

99.3	Press Release dated March 4, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy of any of the omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: March 4, 2026	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer